Exhibit 99.1

Annaly Capital Management, Inc. Completes Exchange Offer for MTGE Investment Corp. Common Stock and Completes Second-Step Merger

NEW YORK, NEW YORK — September 7, 2018 — Annaly Capital Management, Inc. (NYSE: NLY) (“Annaly”), announced today that it has completed the previously announced exchange offer for all of the outstanding shares of common stock of MTGE Investment Corp. (“MTGE”).

The exchange offer to acquire all of the outstanding shares of MTGE common stock expired at 7:00 a.m., Eastern Time, on September 7, 2018. The depositary for the exchange offer has informed Annaly that a total of 34,632,768 shares of MTGE common stock, representing approximately 75.62% of MTGE’s outstanding common stock, were validly tendered and not validly withdrawn in the exchange offer. All shares that were validly tendered and not validly withdrawn have been accepted by Annaly for payment in accordance with the terms of the exchange offer and applicable law.

Of the shares of MTGE common stock tendered in the exchange offer, holders of 5,739,769 shares made an election to receive the mixed consideration, holders of 5,462,059 shares made an election to receive the all-cash consideration and holders of 23,430,939 shares made an election to receive the all-stock consideration.

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MTGE common stockholders who elected to receive the mixed consideration or tendered without a valid election will receive the mixed consideration, which consists of $9.82 in cash and 0.9519 shares of Annaly common stock per share of MTGE common stock;

•	MTGE common stockholders who elected to receive the all-cash consideration will receive $19.65 in cash per share of MTGE common stock; and

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MTGE common stockholders who elected to receive the all-stock consideration will be subject to proration at a rate of approximately 62%, and will receive their consideration in the form of $19.65 in cash for each share not accepted for the all-stock election due to proration and 1.9037 shares of Annaly common stock per share of MTGE common stock for shares that were accepted for the all-stock election.

MTGE common stockholders will receive cash in lieu of fractional shares of Annaly common stock.

Annaly also announced today that, pursuant to the merger agreement, dated as of May 2, 2018, among Annaly, MTGE and Mountain Merger Sub Corporation, a wholly owned subsidiary of Annaly (“Merger Sub”), Annaly completed the acquisition of MTGE through a second-step merger of MTGE with and into Merger Sub without a vote of MTGE’s stockholders, pursuant to Section 3-106.1 of the Maryland General Corporation Law (the “Merger”). In accordance with Maryland law, the Merger was consummated on September 7, 2018. Upon consummation of the Merger, MTGE became a wholly owned subsidiary of Annaly. In connection with the Merger, all shares of MTGE common stock not validly tendered into the exchange offer were cancelled and converted into the right to receive merger consideration in the same amounts offered in the exchange offer. Holders of these shares will have the opportunity to elect among the mixed consideration, the all-cash consideration and the all-stock consideration, subject to proration, as described in the prospectus/offer to exchange, dated June 4, 2018, filed by Annaly with the Securities and Exchange Commission in connection with the transaction. In addition, upon consummation of the Merger, each outstanding share of MTGE 8.125% Series A Cumulative Redeemable Preferred Stock (the “MTGE Series A Preferred Stock”) was cancelled and converted into the right to receive one newly issued share of Annaly’s 8.125% Series H Cumulative Redeemable Preferred Stock, which has substantially the same terms as the existing terms of the MTGE Series A Preferred Stock.

As a result of the acquisition, shares of MTGE common stock and MTGE Series A Preferred Stock will cease to be traded on NASDAQ.

Wells Fargo Securities and Sandler O’Neill + Partners, L.P. are serving as financial advisors to Annaly, and Wachtell, Lipton, Rosen & Katz serves as legal counsel to Annaly.

About Annaly

Annaly is a leading diversified capital manager that invests in and finances residential and commercial assets. Annaly’s principal business objective is to generate net income for distribution to its shareholders and to preserve capital through prudent selection of investments and continuous management of its portfolio. Annaly has elected to be taxed as a real estate investment trust, or REIT, for federal income tax purposes. Annaly is externally managed by Annaly Management Company LLC. Additional information about Annaly can be found at www.annaly.com.

Forward-Looking Statements

This press release includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe certain elements of the transaction, including its financial and operational impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Annaly stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond Annaly’s control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to business disruption following completion of the transaction; and the other risks and important factors contained and identified in Annaly’s filings with the Securities and Exchange Commission (the “SEC”), including its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this Form 8-K are made only as of the date hereof. Annaly does not undertake any obligation to update the forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Additional Information and Where to Find It

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the Offer materials that Annaly and its merger subsidiary have filed with the SEC. Annaly and its merger subsidiary have filed a Tender Offer Statement on Schedule TO, Annaly has filed a Registration Statement on Form S-4 and MTGE has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the Offer. THE OFFER MATERIALS (INCLUDING AN OFFER TO EXCHANGE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT CONTAIN IMPORTANT INFORMATION. MTGE STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF MTGE SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE TRANSACTION. The Offer to Exchange, the related Letter of Transmittal and certain other Offer documents, as well as the Solicitation/Recommendation Statement, are available to all holders of MTGE common stock at no expense to them. The Offer materials and the Solicitation/Recommendation Statement are available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Annaly’s Investor Relations department at 1-888-8Annaly (1-888-826-6259). In addition to the Offer to Exchange, the related Letter of Transmittal and certain other Offer documents, as well as the Solicitation/Recommendation Statement, Annaly and MTGE file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by Annaly and MTGE at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Annaly’s and MTGE’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

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